UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment #1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	October 20, 2006

TORA TECHNOLOGIES INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2470 St. Rose Parkway, Suite 304, Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-866-347-5057

205 - 1990 East Kent Avenue, Vancouver, British Columbia, V5P 4X5
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2006, Tora Technologies Inc. (“Tora”) signed an Asset Purchase Agreement with Manhattan Assets Corp. (“Manhattan”) for the purchase and sale of certain assets of Manhattan, including a 100% interest in Makeup Incorporated, for an acquisition cost of $1.00 and the assumption of certain debt.

Pursuant to the terms of the Asset Purchase Agreement, Tora acquired certain assets from Manhattan, including, among others, the assets listed in Schedule “A” of the Asset Purchase Agreement, and all other documents and information related to those assets.

The assets include a 100% interest in Makeup Incorporated, a Nevada corporation, and all of the assets owned by Makeup Incorporated, which include (1) a 100% indirect interest in Online Makeup Inc., a British Columbia corporation, (2) a 100% indirect interest in the following five domain names: www.makeup.com, www.boutiquecosmetics.com, www.boutiquecosmetics.ca, www.makeupsurplus.com, and www.surplusmakeup.com, as listed in more detail in Schedule “A” of the Asset Purchase Agreement, and (3) a 100% indirect interest in the Navision accounting software used in Makeup Incorporated’s online makeup business.

As consideration for Makeup Incorporated and the related assets, Tora paid $1.00 to Manhattan and agreed to and accepted the assignment of $216,107 in debt owed by Manhattan to Makeup Incorporated pursuant to the terms and conditions of an assignment of debt agreement.

See Exhibit 10.4 - Asset Purchase Agreement and Exhibit 10.5 - Assignment of Debt Agreement for more details.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Tora acquired a 100% interest in Makeup Incorporated. See Item 1.01 above.

Information in response to this Item 2.01 (f) is keyed to the Item numbers of Form 10-SB as would be required if Tora was filing a general form for registration of securities on Form 10-SB.

Form 8-K/A #1	Tora Technologies Inc.	Page 2

PART I

Item 1.	Description of Business

(a)	Business Development

Tora Technologies Inc. (“Tora”) was incorporated under the laws of the State of Nevada on July 14, 2003. On October 18, 2006, the board of directors and holders of a majority of the shares of common stock approved an amendment to the Articles of Tora to change the name of the company to “Makeup.com Limited”. The amendment will be effective some time in November 2006.

On October 20, 2006, pursuant to the terms and conditions of an Asset Purchase Agreement, Tora acquired 100% ownership of Makeup Incorporated, which was formed under the laws of Nevada on February 12, 2004 (“Makeup”). Also, as part of the Asset Purchase Agreement, Tora acquired 100% ownership of Online Makeup Inc., which was formed under the laws of British Columbia on September 17, 2004 (“Online”). Also, Tora indirectly owns through Makeup a 100% interest in www.makeup.com, www.boutiquecosmetics.com, www.boutiquecosmetics.ca, www.makeupsurplus.com, and www.surplusmakeup.com. See Exhibit 10.4 - Asset Purchase Agreement for more details.

From the date of inception , February 12, 2004 to June 2005, Makeup was developing the Makeup.com website, sourcing beauty products and setting up the warehouse and corporate opertations. In June 2005 Makeup commenced selling beauty products on the Makeup.com website to customers in the United States. Makeup has a limited history of revenues ($186,220), significant operational losses ($1,472,124), and an accumulated shareholder deficit and accumulated other comprehensive loss ($1,480,252) from inception to June 30, 2006.

Tora has an authorized capital of 75,000,000 shares of commons stock with a par value of $0.001 per share with 44,831,250 shares of common stock currently issued and outstanding. On October 18, 2006, the board of directors and holders of a majority of the shares of common stock approved an amendment to the Articles of Tora to increase of the authorized capital from 75,000,000 shares of common stock to 200,000,000 shares of common stock. The amendment will be effective some time in November 2006.

Neither Tora nor its subsidiaries have been involved in any bankruptcy, receivership or similar proceedings. There have been no material reclassifications, mergers, consolidations or purchases or sales of a significant amount of assets not in the ordinary course of Tora’s business, other than Tora discontinuing its embroidery business in July 2006.

See “Business of Tora” and “Management’s Discussion and Analysis or Plan of Operations” below for more information on the business of Tora and its subsidiaries.

(b)	Business of Tora

Tora is a holding company with its sole business being the management of Makeup’s business. Makeup is an e-commerce company that markets and sells makeup and beauty products over the Internet on its website www.makeup.com to clients only in the United States.

Products and Services

Tora plans to be an online seller of all makeup and beauty related products and services, such as boutique products, hard-to-find products, product advertising, directory marketing, and value added services all on the www.makeup.com website.

Form 8-K/A #1	Tora Technologies Inc.	Page 3

Boutique products

In May 2006, the www.makeup.com website was re-tooled to incorporate the sale of boutique makeup products. Boutique products are exclusive high-end items that are generally not available in local department stores . Tora has established strong relationships with a large number of boutique brands and is able to offer a full selection of boutique products such as: bath & body, hair care, makeup, perfume, cologne, and skincare products for both women and men. Tora’s top selling boutique prodcuts include Alison Raffaele, Fusion Beauty, GoSmile, Juice Beauty Lola Cosmetics, Paula Dorf, Stephen Knoll, The Art of Shaving, the Balm, and Too Faced Cosmetics.

Hard-to-Find products

Since June 2005, Tora has offered on the www.makeup.com website hard-to-find colors or beauty products such as bath & body, hair care, makeup, perfume, cologne, and skincare products for both women and men, as well as products from the prior season of various cosmetic brands, at competitive prices. Tora intends to continue with marketing these prior season or difficult to locate brand name products.

Advertising

Tora plans on generating revenues from advertising from a combination of various advertising avenues such as: video, animated and spot ads. Tora’s advertisers will consist of several categories. The first category will be for makeup related products and companies, such as manufacturers. The second category will be for retail establishments. The third category will include health related products.

Directory Marketing

Tora also intends to provide a local and international directory of services in the beauty industry, which will include local retail outlets featuring makeup products and services.

Value added services

Tora plans to enhance revenue through the development of value-added services and customer loyalty programs. In July 2006, Makeup implemented a value-added “Ask an Expert” service to its website. With two in-house makeup artists, Tora can now provide advice to customers, making for a better shopping experience. Other value-added services that Tora plans to add to the website include a newsletter, on-site content, expanded product and brand information, online order tracking, order history, stored payment and shipping information, loyalty discounts, exclusive offers to members, an expanded FAQ site, and gift wrapping service.

Distribution of Products and Services

Tora’s products and services are described in detail on the website www.makeup.com. The products are offered through a simple “point and click” interface with a transaction secure website accepting the usual modes of secured credit card payments; coupled with contact information, a privacy policy and a 100% satisfaction guarantee the professionally designed website offers all the safety and ease of an e-commerce website. Tora has adopted a policy of a 24-hour turnaround period from receipt, not including weekends or holidays, of order to shipping of the product through established couriers like FedEx and UPS. Tora has also established a toll-free customer service telephone line that operates during business hours to answer customer queries.

Market

The primary and initial target market for Tora’s products and services is currently both female and male online shoppers in the United States who desire quality and affordability in their makeup and beauty products.

Principal Suppliers

Tora is not dependent on any single supplier for its products. Tora’s products are supplied by a variety of manufactures and suppliers primarily located in the United States.

Form 8-K/A #1	Tora Technologies Inc.	Page 4

Technology and Intellectual Property

Neither Tora nor its subsidiaries currently own any patents or trade marks. Also, they are not party to any license or franchise agreements, concessions, royalty agreements or labor contracts arising from any patents or trademarks. Tora’s business is not materially dependent on the existence of third party patent or other third party intellectual property rights. Tora intends to protect its name and other major proprietary trademarks by (1) the registration of the trademarks used in the markets where Tora operates its business and sells it products, (2) monitoring the markets for misuses of such trademarks by others, and (3) taking the appropriate steps to stop any infringing activities.

Competition

Tora competes with other online makeup companies possessing greater financial resources and technical facilities than Tora in connection with (1) the sale of makeup and beauty products and (2) the recruitment and retention of qualified personnel. Many of Tora’s competitors have a very diverse portfolio and have not confined their market to makeup and beauty products, but offer a wide array of other products and services. Some of these competitors have been in business for longer than Tora and may have established more strategic partnerships and relationships than Tora.

Tora’s principal competitors are www.beauty.com, a division of Drugstore.com, www.sephora.com, www.strawberrynet.com, and www.cosmeticmall.com. Tora also competes with smaller “niche” operators, who compete directly with the websites, such as:

●	www.buymebeauty.com (New Jersey)
●	www.saveonmakeup.co.uk (United Kingdom)
●	www.neobeauty.com (California)
●	www.cosmetictimes.com (Canada)
●	http://stores.ebay.ca/High-Trends (eBay)
●	http://stores.ebay.com/eValueville (eBay)
●	http://stores.ebay.com/frans-cosmetics-bargains (eBay)
●	www.fragrancex.com (New York)
●	www.gloss.com (Estée Lauder)
●	www.cosmeticamerica.com (California)
●	www.home101store.com (California)
●	www.planetbeauty.com (California)
●	www.luxbeauty.com (Canada)
●	www.b-glowing.com.com (Oregon)
●	www.makeupheaven.com (Florida)
●	www.glossbeautybar.com (Canada)
●	www.lancome-usa.com (Tennessee)
●	www.maccosmetics.com (Maryland)
●	www.esteelauder.com (New York)
●	www.clinique.com (Kentucky)
●	www.benefitcosmetics.com (California)
●	www.origins.com (New York)

Many of Tora’s current competitors have greater brand recognition, longer operating histories, larger customer bases and significantly greater financial, marketing and other resources than Tora, and may enter into strategic or commercial relationships with larger, more established and well-financed companies. Also, new technologies and the continued enhancement of existing technologies also may increase competitive pressures on Tora. Tora cannot assure you that it will be able to compete successfully against current and future competitors or address increased competitive pressures.

Management believes, through Tora’s ability to utilize its websites, that Tora has a clear competitive advantage over other e-commerce companies in the online makeup business where it actively markets and sells its products and services. The majority of companies in the makeup, cosmetic and beauty industries market a variety of products. These fall under the main categories of makeup, skin care, perfume, hair care, and body & bath. To own one of the main categories as a domain name (www.makeup.com) gives Tora a significant advantage over other companies trying to market and sell makeup products and services online.

Form 8-K/A #1	Tora Technologies Inc.	Page 5

Also, unique characteristics of the Internet provide a number of advantages for an online retailer in the e-commerce industry. Online retailers are able to display a larger number of products than traditional store-based or catalog sellers usually at a lower cost. In addition, online retailers are able to frequently adjust their featured selections, editorial content and pricing, providing significant merchandising flexibility. Online sellers also benefit from the minimal cost to conduct business on the Internet, the ability to reach a large group of customers from a central location, and the potential for low-cost customer interaction. Unlike traditional channels, online retailers do not have the burdensome costs of managing and maintaining a retail store infrastructure or the significant printing and mailing costs of catalogs. Online retailers can also easily obtain demographic and behavioral data about customers, increasing opportunities for direct marketing and personalized services. Because brand loyalty is a primary factor influencing a beauty product purchase, a customer’s presence at the point-of-sale and ability to physically sense the beauty product are not critical to the purchasing decision.

Government Controls and Regulations

Currently, Tora and its subsidiaries are in compliance with all business and operations licenses that are typically applicable to most commercial ventures. However, there can be no assurance that existing or new laws or regulations that may be adopted in various jurisdictions in the future, will not impose additional fees and taxes on Tora and its business operations. Management is not aware of any such revisions to existing laws and regulations nor new laws or regulations that could have a negative impact on Tora’s business and add additional costs to Tora’s business operations.

Websites are not currently subject to direct federal laws or regulations applicable to access, content or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet covering issues such as:

●	user privacy
●	freedom of expression
●	pricing
●	content and quality of products and services
●	taxation
●	advertising
●	intellectual property rights
●	information security

The adoption of any such laws or regulations might decrease the rate of growth of Internet use, which in turn could decrease the demand for Tora’s products and services, increase the cost of doing business, or in some other manner have a negative impact on Tora’s business, financial condition and operating results. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

Additionally, in response to concerns regarding “spam” (unsolicited electronic messages), “pop-up” web pages and other Internet advertising, the federal government and a number of States have adopted or proposed laws and regulations that would limit the use of unsolicited Internet advertisements. While a number of factors may prevent the effectiveness of such laws and regulations, the cumulative effect may be to limit the attractiveness of effecting sales on the Internet, thus reducing the value of Tora’s business operations. Tora does not engage in the use of “spam” (unsolicited electronic messages), “pop-up” web pages and other Internet advertising techniques that are unsolicited.

Also, several telecommunications companies have petitioned the Federal Communications Commission to regulate Internet service providers and on-line service providers in a manner similar to long distance telephone carriers and to impose access fees on those companies. This could increase the cost of transmitting data over the Internet.

Number of Total Employees and Number of Full Time Employees

Currently, neither Tora nor Makeup have any full time employees or part time employees. Online has five full time employees.

Form 8-K/A #1	Tora Technologies Inc.	Page 6

At present, Tora’s officers and directors do not have any employment agreement with Tora. Tora presently does not have pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans; however, Tora may adopt plans in the future. There are presently no personal benefits available to any employees.

Risk Factors

You should consider each of the following risk factors and the other information in this Current Report, including Makeup’s consolidated financial statements and the related notes, in evaluating Tora’s and Makeup’s business and prospects. The risks and uncertainties described below are not the only ones that impact on Tora’s and Makeup’s business. Additional risks and uncertainties not presently known to Tora or that Tora currently considers immaterial may also impair its business operations. If any of the following risks actually occur, Tora’s and Makeup’s business and financial results could be harmed. In that case, the trading price of Tora’s shares of common stock could decline.

Risks associated with Tora’s business and properties:

1. Tora may not be able to continue as a going concern as a result of its and Makeup’s history of operating losses, and Tora not being able to raise additional financing.

A note provided by Makeup’s independent auditors in Makeup’s financial statements for the period from inception, February 12, 2004 through December 31, 2005 states there is a substantial doubt about Makeup’s ability to continue as a going concern, which is due to Makeup’s history of operating losses and its working capital deficiency. Tora’s and Makeup’s ability to continue as a going concern is dependent on continued financial support from Tora’s shareholders, raising additional capital to fund future operations, and ultimately attaining profitable operations. This note may make it more difficult for Tora to raise additional equity or debt financing needed to run its business, and is not viewed favorably by analysts or investors. Tora urges potential investors to review this report before making a decision to invest in Tora.

2. Makeup lacks a significant operating history and has losses that it expects will continue into the future. If the losses continue in Makeup, Tora will have to suspend operations or cease operations.

Makeup was incorporated on February 12, 2004, and Makeup has no significant operating history upon which an evaluation of its future success or failure can be made. Makeup’s accumulated net loss since inception including accumulated comprehensive loss was $1,480,252 at June 30, 2006. Makeup has a limited history of operations that has been characterized by ongoing operating losses, which management believes will continue for at least the next 12 to 18 months. Makeup’s ability to achieve and maintain profitability and positive cash flow is dependent upon its ability to generate revenues from its planned business operations and to reduce development costs. Makeup cannot guaranty that it will be successful in generating revenues in the future. Failure to generate revenues may cause Makeup to suspend business operations or simply go out of business.

3. Tora is relatively new to the internet marketplace with a limited history of operations and, as a result, Tora’s ability to operate and compete effectively may be affected negatively.

In deciding whether to purchase Tora’s shares of common stock, and the likelihood of Tora’s success, you should consider that Tora is relatively new to the internet marketplace and has a limited operating history upon which to judge its current operations. As a result, you will be unable to assess Tora’s future operating performance or its future financial results or condition by comparing these criteria against its past or present equivalents.

4. Tora does not have sufficient funds to complete each phase of its proposed plan of operation and as a result may have to suspend operations.

Each of the phases of Tora’s plan of operation is limited and restricted by the amount of working capital that Tora has and is able to raise from financings and generate from business operations. Tora currently does not have sufficient funds to complete each phase of its proposed plan of operation and Tora expects that it will not satisfy its cash requirements for the next 12 months. As a result, Tora may have to suspend or cease its operations on one or more phases of its proposed plan of operation. As of June 30, 2006, Tora had $11,458 in cash and Makeup had $24,269 in cash.

Form 8-K/A #1	Tora Technologies Inc.	Page 7

Until Tora is able to generate any consistent and significant revenue it will be required to raise the required funds by way of equity or debt financing. Tora intends to finance its plan of operation with private loans and equity financing initially and then with revenues generated from its business operations. If Tora cannot raise the funds necessary to proceed it may have to suspend operations until it has sufficient capital.

If the costs of the proposed phases of the plan of operation are greater than anticipated, Tora will be required to generate revenues from its business operations or find additional financing to sustain its business operations. Tora can provide no assurance to investors that Tora will be able to find additional financing if required.

5. Since Tora relies on one provider to host its websites, Tora’s technical systems could fail if this service is interrupted, which in turn would have a negative impact on Tora’s business.

Although Tora has back up facilities for its computer systems, Tora relies on one provider to host the websites, NetNation Communications Inc. If NetNation Communications Inc. failed to provide service to its systems, Tora would be unable to maintain website availability. Interruptions could result from natural disasters as well as power loss, telecommunications failure and similar events. Tora’s business depends on the efficient and uninterrupted operation of its computer and communications hardware systems. Any system interruptions that cause its website to be unavailable could materially adversely affect its business. Furthermore, Tora will be depending on outside expertise to maintain and expand its website design and capabilities. There is no assurance that website consultants can be retained that will understand the needs of and have the solution for a desirable, user-friendly commercial website.

6. Tora may be subject to legal proceedings involving its intellectual property that could result in substantial costs and which could materially harm Tora’s business operations.

From time to time, Tora may be subject to legal proceedings and claims in the ordinary course of its business, including claims of alleged infringement of the trademarks and other intellectual property rights of third parties by Tora. These types of claims could result in increased costs of doing business through legal expenses, adverse judgments or settlements or require Tora to change its business practices in expensive ways. Additional litigation may be necessary in the future to enforce Tora’s intellectual property rights, to protect its trade secrets or to determine the validity and scope of the proprietary rights of others. Any litigation, regardless of outcome or merit, could result in substantial costs and diversion of management and technical resources, any of which could materially harm Tora’s business.

7.  Tora’s success depends, in part, on the quality and safety of the products its sells and delivers to its customers.

Tora’s success depends, in part, on the quality and safety of the products being sold on its website. If the products are found to be defective or unsafe, or if they otherwise fail to meet Tora’s customers’ standards, Tora’s relationship with its customers could suffer, Tora could lose market share, and Tora could become subject to liability claims, any of which could result in a material adverse effect on Tora’s business, results of operations and financial condition.

8. Third party suppliers provide the products sold on Tora’s website, and the loss of these suppliers or a disruption or interruption in the supply chain may adversely affect Tora’s business.

The products Tora sells on its website are supplied by various third party suppliers. The loss of multiple suppliers or a significant disruption or interruption in the supply chain could have a material adverse effect on the sale of products on Tora’s website. Furthermore, increases in the costs of products may adversely affect Tora’s profit margins if Tora is unable to pass along any higher costs in the form of price increases or otherwise achieve cost efficiencies in marketing and sale of products on its website.

Risks associated with Tora’s industry:

Form 8-K/A #1	Tora Technologies Inc.	Page 8

9. Failure to successfully compete in the e-commerce industry with established e-commerce companies may result in Tora’s inability to continue with its business operations.

There are several established e-commerce companies that provide similar services. Tora expects competition in this market to increase significantly as new companies enter the market and current competitors expand their online services. Tora’s competitors may develop content or offer products that are better than Tora’s or that achieve greater market acceptance. It is also possible that new competitors may emerge and acquire significant market share. Competitive pressures created by any one of these companies, or by Tora’s competitors collectively, could have a negative impact on Tora’s business, results of operations and financial condition and as a result, Tora may not be able to continue with its business operations.

In addition, if Tora is unable to develop and introduce enhanced or new technology or services quickly enough to respond to market or user requirements or to comply with emerging industry standards, or if these services do not achieve market acceptance, Tora may not be able to compete effectively.

10. Any new laws or regulations relating to the Internet or to the e-commerce business or any new interpretations of existing laws could have a negative impact on Tora’s business.

Currently, other than business and operations licenses applicable to most commercial ventures, Tora is not required to obtain any governmental approval for its business operations. However, there can be no assurance that current or new laws or regulations will not, in the future, impose additional fees and taxes on Tora and its business operations. Additionally, in response to concerns regarding “spam” (unsolicited electronic messages), “pop-up” web pages and other Internet advertising, the federal government and a number of states have adopted or proposed laws and regulations that would limit the use of unsolicited Internet advertisements. While Tora does not engage in these activities, the cumulative effect may be to limit the attractiveness of effecting sales on the Internet, thus reducing the value of Tora’s business operations. Any new laws or regulations relating to the Internet or any new interpretations of existing laws could have a negative impact on Tora’s business and add additional costs to Tora’s business operations.

11. Security of online transactions via the Internet and any security breaches will have a negative impact on Tora’s business.

The secure transmission of confidential information over public telecommunications facilities is a significant barrier to electronic commerce and communications on the Internet. Many factors may cause compromises or breaches of security systems used by Tora and other Internet sites to protect proprietary information, such as worms and viruses. A compromise of security on the Internet would materially negatively affect the use of the Internet for commerce and communications. This in turn would negatively affect Tora’s business. While Tora takes all steps to ensure the safety of proprietary information, housed in, and moving through its systems, including the use of encryption technology, the circumvention of Tora’s security measures could result in misappropriation of its proprietary information or cause interruptions of Tora’s operations. Protecting against the threat of such security breaches may require Tora to expend significant amounts of capital and other resources. There can be no assurance that Tora’s security measures will prevent security breaches.

Risks associated with Tora and its subsidiaries:

12. Since Tora’s management lacks any formal training or experience in operating an e-commerce business, Tora may have to hire or retain qualified personnel. If Tora is unable to hire or retain any qualified personnel, Tora’s business operations may be negatively impacted.

Tora’s management is inexperienced in operating an e-commerce business. As a result, Tora may be forced to hire or retain qualified management, employees or consultants to perform administrative, sales or marketing roles related to an e-commerce business. Tora’s management has no direct training or experience in these areas and as a result may not be fully aware of all of the specific requirements related to working within this industry. Management’s decisions and choices may not take into account standard managerial approaches e-commerce companies commonly use. Consequently, Tora’s operations, earnings, and ultimate financial success could suffer irreparable harm due to management’s lack of experience in this industry. As a result, Tora may have to suspend or cease operations and Tora’s business operations may be negatively impacted.

Form 8-K/A #1	Tora Technologies Inc.	Page 9

Key personnel represent a significant asset, and the competition for these personnel is intense in the e-commerce industry. Tora may have particular difficulty attracting and retaining key personnel in initial phases of its plan of operation. Tora does not maintain key person life insurance on any of its personnel. The loss of one or more of its key employees or its inability to attract, retain and motivate qualified personnel could negatively impact Tora’s ability to complete its plan of operation.

13. Tora does not expect to pay dividends in the foreseeable future.

Tora has never paid cash dividends on its shares of common stock and has no plans to do so in the foreseeable future. Tora intends to retain earnings, if any, to develop and expand its business.

14. “Penny Stock” rules may make buying or selling Tora’s shares of common stock difficult, and severely limit their market and liquidity.

Trading in Tora’s shares of common stock is subject to certain regulations adopted by the SEC commonly known as the “penny stock” rules. Tora’s shares of common stock qualify as penny stocks and are covered by Section 15(g) of the Securities Exchange Act of 1934, which imposes additional sales practice requirements on broker/dealers who sell the shares of common stock in the aftermarket. The “penny stock” rules govern how broker-dealers can deal with their clients and “penny stocks”. For sales of Tora’s shares of common stock, the broker/dealer must make a special suitability determination and receive from you a written agreement prior to making a sale to you. The additional burdens imposed upon broker-dealers by the “penny stock” rules may discourage broker-dealers from effecting transactions in Tora’s shares of common stock, which could severely limit their market price and liquidity of its shares of common stock. This could prevent you from reselling your shares and may cause the price of the shares to decline. See “Penny Stock rules” on page 21 for more details.

Item 2.	Management’s Discussion and Analysis and Plan of Operation

THE FOLLOWING IS A DISCUSSION AND ANALYSIS THAT MANAGEMENT BELIEVES IS RELEVANT TO AN ASSESSMENT AND UNDERSTANDING OF THE CONSOLIDATED RESULTS OF OPERATIONS AND FINANCIAL CONDITION OF MAKEUP INCORPORATED AND ITS SUBSIDIARY (COLLECTIVELY, “MAKEUP” OR THE “COMPANY”) FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005. THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE CONSOLIDATED FINANCIAL STATEMENTS AND RELATED NOTES APPEARING ELSEWHERE HEREIN.

Overview

We were incorporated on February 12, 2004 in the state of Nevada for the purpose of selling beauty products, such as makeup and perfume (“cosmetics”) on the Makeup.com website, to customers residing in the United States. On September 17, 2004, Online Makeup Inc. (“Online“) was incorporated under the laws of the Province of British Columbia in Canada as a wholly owned subsidiary of Makeup. Online operates as our fulfillment house where our cosmetics are warehoused, shipped and received.

All of our common shares were owned by Manhattan Assets Corp., a Nevada company (“Manhattan”) until October 20, 2006, when, as part of an Asset Purchase Agreement, Manhattan sold them to Tora Technologies Inc. for $1. This purchase was accounted for as a reverse acquisition with the assets acquired and liabilities assumed recorded at fair value and the results of Tora’s operations included in our consolidated financial statements from the date of acquisition. Based on an independent valuation the fair value of Makeup was $620,000 on the date of the merger.

Our Domain name was owned by Manhattan Assets Corp., until October 13, 2006 when we acquired it from Manhattan in exchange for a promissory note in the amount of $333,333. The note is unsecured, bears interest at 8% and the principle and interest are payable on demand. Based on independent appraisals the domain name was recorded at a fair value of $300,000 and the $33,333 difference was recorded as in impairment charge in our consolidated statement of operations.

From February 12, 2004 to June 2005, we were developing the Makeup.com website, sourcing beauty products and setting up our warehouse and corporate operations. In June 2005, we commenced selling beauty products on the Makeup.com website to customers in the United States.

Form 8-K/A #1	Tora Technologies Inc.	Page 10

We are currently selling cosmetics to customers residing in the United States, however we are planning on expanding our market to other countries such as Canada and the United Kingdom within the next year and our intention is to continually add countries until we are selling cosmetics worldwide.

We are presently considering closing the warehouse in British Columbia and contracting with a fulfillment warehouse in Washington State. We expect this move will reduce operating costs, because we will be able to wind up Online thereby substantially reducing our administrative workload, reducing our staff and cross border shipping charges. This move would enable us to better utilize our resources to achieve our goal of selling cosmetics worldwide as well as enabling us to add more products.

At the present time, we are making the following changes to our web site:
(a)	adding a wider range of products,
(b)	making it easier to maneuver through the site,
(c)	simplifying the check out process,
(d)	simplifying the setting up of customer accounts and
(e)	making the necessary changes for search engine optimization.

Financial Condition

During the six months ended June 30, 2006, we had a net loss of $449,251. As of June 30, 2006, we had a cash balance of $24,269, accounts receivable of $5,954, inventory of $200,644, prepaid expenses of $122,429, and an amount due from an affiliate of $217,654. When these current assets are offset against our current obligations of $100,871 in accounts payable and accrued liabilities, $807,917 in advances payable, $1,181,624 in amounts due to related parties and $146 in deferred revenue, we are left with a working capital deficit of $1,519,608.

We believe that our cash and cash equivalents as of the date of this filing are inadequate to satisfy our working capital needs for the next year. Over the next six months we plan to reduce operating costs by closing down Online and hiring a United States based fulfillment house to warehouse, ship and receive our inventory. This change will remove the overhead expenses of running a warehouse and alleviate our cross border shipping problems. We are also increasing our use of drop shippers which will also assist in reducing our overhead expenses. We expect our revenues to increase significantly due to website programming improvements which are leading to a continually increasing number of visitors to our website as well as a larger, more diverse selection of merchandise.

As our web based cosmetic revenues are not yet sufficient to satisfy our operational and working capital requirements, for the foreseeable future we must continue to raise funds through private loans, private placements of our common shares, or the issuance of shares for debt.

Our independent auditors have added an explanatory paragraph to their audit opinions issued in connection with our consolidated financial statements for the fiscal years 2005 and 2004, which states that from our date of inception, February 12, 2004 until June 2005, we were developing our Makeup.com website, sourcing beauty products and setting up our warehouse and corporate operations. During the first quarter of 2005, we commenced selling beauty products on our website and we have been focusing on increasing our product lines and sales. As such, we had accumulated a deficit of approximately $1,000,000 at December 31, 2005 and we will require additional financing to support our operations until such time as we achieve positive cash flows from operations. These factors raise substantial doubt about our ability to continue as a going concern. Our ability to achieve and maintain profitability and positive cash flow is dependent upon increasing our sales, increasing our product lines, globally expanding our sales market and controlling operating costs. Based upon current plans, we expect to incur operating losses in future periods. There is no assurance that we will be able to generate revenues in the future. The accompanying financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

Related-Party Transactions

At June 30, 2006 we had $217,654 in advances receivable from Manhattan. This amount was offset against fixed assets that Tora acquired from Manhattan, as part of the reverse acquisition, and based on an asset purchase agreement dated October 20, 2006.

Form 8-K/A #1	Tora Technologies Inc.	Page 11

Included in the $ 1,181,624 that was due to related parties at June 30, 2006 is $59,930 in administrative and consulting fees from the current year, and $1,121,694 in advances payable.
None of the amounts due to related parties bear interest, have any fixed terms of repayment or are secured.

COMPARISON OF THE THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005

Overall Results of Operations

For the three months ended June 30, 2006, we had a net loss of $240,961 or a $241 net loss per share, which was an increase of $55,532 in net loss from our net loss of $185,429 or a $185 net loss per share for the three months ended June 30, 2005.

For the six months ended June 30, 2006, we had a net loss of $449,251 or a $449 net loss per share, which was an increase of $106,977 in net loss from our net loss of $342,858 or a $343 net loss per share for the six months ended June 30, 2005. The increase in net loss for the six months ended June 30, 2006 as compared to the six months ended June 30, 2005 was primarily due to increased advertising costs and expansion of our website.

Revenues

Our revenue increased by $37,402 or 400% from $9,350 for the three months ended June 30, 2005 to $46,752 for the three months ended June 30, 2006. Our cost of goods sold increased by $29,992 or 461% from $6,500 for the three months ended June 30, 2005 to $36,492 for the three months ended June 30, 2006. Our gross profit increased by $7,410 or 260% from $2,850 for the three months ended June 30, 2005 to $10,260 for the three months ended June 30, 2006.

Our revenue increased by $94,175 or 782% from $12,047 for the six months ended June 30, 2005 to $106,222 for the six months ended June 30, 2006. Our cost of goods sold increased by $72,502 or 840% from $8,631 for the six months ended June 30, 2005 to $81,133 for the six months ended June 30, 2006. Our gross profit increased by $21,673 or 635% from $3,416 for the six months ended June 30, 2005 to $25,089 for the six months ended June 30, 2006.

All of our revenue was the result of sales made on our Makeup.com website. We expect our revenues to steadily increase over the next year due to increased spending on advertising, continuing to broaden our product base and simplifying our website checkout.

Operating Expenses

Our operating expenses increased by $62,942 or 33% from $188,279 for the three months ended June 30, 2005 to $251,221 for the three months ended June 30, 2006. This increase was primarily due to approximate increases in advertising of $40,000, professional fees of $15,000 and salaries of $21,000, offset by reductions in administrative fees of $7,000 and consulting fees of $9,000.

Our operating expenses increased by $128,066 or 37% from $346,274 for the six months ended June 30, 2005 to $474,340 for the six months ended June 30, 2006. This increase was primarily due to approximate increases in advertising of $86,000, bank charges of $5,000, professional fees of $10,000 and salaries of $47,000, offset by reductions in administrative fees of $14,000 and travel expenses of $7,000. Over the next year we expect our advertising costs to increase as we strive to increase our market share of online sales of cosmetics, our professional fees to increase as a result of the reverse acquisition, our consulting and administrative fees to increase due to the ongoing updates to our website and we expect administrative costs, salaries, delivery costs, warehouse overhead and rent to decline if we wind-up Online and engage an external fulfillment house. We expect the overall impact of these changes to cause our operating expenses to increase by approximately $500,000.

Off-Balance-Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that we expect to be material to investors. We do not have any non-consolidated, special-purpose entities.

Form 8-K/A #1	Tora Technologies Inc.	Page 12

Liquidity and Capital Resources

As of June 30, 2006, we had a cash balance of $24,269 and negative cash flows from operations of $151,550 for the six months then ended. During the six months ended June 30, 2006, we funded our operations through web sales and advances.

The notes to our consolidated financial statements as of June 30, 2006, contain footnote disclosure regarding our uncertain ability to continue as a going concern. We have not generated sufficient revenues to cover our expenses, and we have accumulated a deficit (including accumulated other comprehensive loss) of $1,480,252 since inception. As of June 30, 2006, we had $2,090,558 in current liabilities, when this is offset against our current assets of $570,950 we are left with a working capital deficit of $1,519,608. We cannot assure that we will succeed in developing our business and achieving a profitable level of operations sufficient to meet our ongoing cash needs. We have, however, successfully generated sufficient working capital and liquidity through web sales and private advances of funds until the date of this filing, and believe that we can continue to do so for the next year.

The following table summarizes our sources and uses of cash for the six month periods ended June 30, 2006 and 2005:

Sources and Uses of Cash
	For the six months ended June 30,
	2006	2005

Net cash used in operating activities	$(151,550)	$(234,096)
Net cash used in investing activities	(3,348)	(26,533)
Net cash provided by financing activities	167,917	220,000
Effects of foreign currency exchange	4,098	(4,709)
Net cash flow	$17,117	$(45,338)

Net Cash Used In Operating Activities

Net cash used in operating activities during the six months ended June 30, 2006 was $151,550. We used $449,251 in cash to cover operating costs, $2,993 to fund accounts receivable, $15,766 was spent on inventory, $12,599 was used for prepaid expenses and deposits and $61,963 was loaned to Manhattan. These expenditures were funded through an increase in our accounts payable and accrued liabilities of $23,917, amounts advanced to us by related parties of $359,263 and an $8,423 charge for depreciation of fixed assets.

Net Cash Used In Investing Activities

During the six months ended June 30, 2006, we spent $3,348 on the acquisition of fixed assets.

Net Cash Provided By Financing Activities

During the six months ended June 30, 2006 we received $167,917 in cash advances. These advances are unsecured, non interest bearing and have no fixed terms of repayment.

Contingencies and Commitments

We had no contingencies or long-term commitments at June 30, 2006, except for our warehouse lease that we have included below under contractual obligations.

CRITICAL ACCOUNTING ESTIMATES

An appreciation of our critical accounting policies is necessary to understand our financial results. These policies may require that we make difficult and subjective judgments regarding uncertainties, and as a result, such estimates may significantly impact our financial results. The precision of these estimates and the likelihood of future changes depend on a number of underlying variables and a range of possible outcomes. Other than our accounting for our revenue, inventory and prepaid expenses and deposits, our critical accounting policies do not involve the choice between alternative methods of accounting. We have applied our critical accounting policies and estimation methods consistently.

Form 8-K/A #1	Tora Technologies Inc.	Page 13

Revenue Recognition

We derive our revenue from the sale of beauty products and record the sale as revenue when the product has been relieved from inventory, shipped to the customer and collectibility of the resulting receivable is reasonably assured. We have inventory risk, do not act as an agent and recognize revenues on a “gross” basis, in accordance with EITF 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”). At June 30, 2006 a reserve for returns had not set up due to the immaterial amount of product returns. A reserve for returns will be set up when product returns subsequent to the period end are estimated to be in excess of $500 per quarter.

Inventories

Our inventories are stated at the lower of cost or market and accounted for under the first-in, first-out method. Due to limited operating history we have not been able to determine the amount of inventory that is slow moving. We plan to review our inventory records at December 31, 2006, for slow moving inventory and offer this product as part of promotional packages. At a minimum we expect to recover the cost of this product.

Prepaid Expenses and Deposits

Prepaid Marketing

We recognize up front advance payments for marketing fees, in prepaid expenses. Prepaid marketing expenses consist of amounts paid to strategic marketing partners for future marketing services. These prepayments are expensed as marketing services are utilized, based on the fair values of the services received. We regularly review these fees for possible impairment.

Deposit

We were required to post a deposit with our online credit card payment processor to cover any fraudulent or refund transaction to a maximum of $70,000. At December 31, 2005, $69,112 of this amount had been paid. This deposit is not refundable until we cease to use the services of this payment processor however we can not assure that these funds will ever be returned to us.

Contractual Obligations
Lease Commitments

The Company leases its operating facility under a non-cancelable operating lease which expires in December 31, 2009. Our estimated costs for this lease are as follows:

Payments due by period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Lease commitments	$148,326	$41,556	$85,272	$21,498	$0

Total	$148,326	$41,556	$85,272	$21,498	$0

Form 8-K/A #1	Tora Technologies Inc.	Page 14

Internal and External Sources of Liquidity

We have funded our operations principally from the sale of cosmetics on our web site and from cash advances from related and other parties.

Inflation

We do not believe that inflation will have a material impact on our future operations.

Uncertainties relating to Forward Looking Statements

This Form 8-K/A contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by their use of words like “plan”, “expect”, “aim”, “believe”, “project”, “anticipate”, “intend”, “estimate”, “will”, “should”, “could” and other expressions that indicate future events and trends. All statements that address expectations or projections about the future, including statements about our royalty revenue, about locating a viable business, about expenditures and about financial results are forward-looking statements.

All forward-looking statements are made as of the date of filing of this Form 8-K/A and we disclaim any duty to update such statements.

Certain parts of this Form 8-K/A may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934 based on current managements expectations. Actual results could differ materially from those in the forward looking statements due to a number of uncertainties including, but not limited to, those discussed in this section. Factors that could cause future results to differ from these expectations include general economic conditions, particularly related to e-commerce businesses. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives requires the exercise of judgment. To the extent that the assumed events do not occur, our outcome may vary substantially from our anticipated or projected results, and accordingly, we express no opinion on the achievability of those forward-looking statements and give no assurance that any of the assumptions relating to the forward-looking statements are accurate.

We may, from time to time, make oral forward-looking statements. We strongly advise you to read the foregoing paragraphs and the risk factors described in our annual report and in our other documents filed with the United States Securities and Exchange Commission for a description of certain factors that could cause our actual results to differ materially from those in the oral forward-looking statements. We disclaim any intention or obligation to update or revise any oral or written forward-looking statements whether as a result of new information, future events or otherwise.

Item 3.	Description of Property

One of Tora’s directors provides office premises to Tora at no charge. The location of this office space is 205 - 1990 East Kent Avenue, Vancouver, British Columbia, Canada. The office space is approximately 120 square feet and contains a desk, chair, computer, filing area and table space. All physical assets in Tora’s office are loaned to Tora by the director. Tora’s property is adequate, suitable, has enough capacity to operate its business and is in good condition.

Tora’s warehouse facilities are located in an 5,732 square foot facility in Burnaby, British Columbia, Canada. The lease for this facility expires on December 31, 2009. Makeup moved into this facility on January 1, 2005 and management believes that it will be adequate for its current operations and contemplated growth during this fiscal year.

Item 4.	Security Ownership of Certain Beneficial Owners and Management

(a)	Security Ownership of Certain Beneficial Owners (more than 5%)

Management is currently not aware of any beneficial owners with a security ownership of more than 5%, with the exception of the following beneficial owners:

Form 8-K/A #1	Tora Technologies Inc.	Page 15

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
shares of common stock	Manhattan Assets Corp. 132 Via Havre Newport Beach, California 92663	13,343,250	29.8%
shares of common stock	Fete Enterprises S.A. Salduba Building, Third Floor 53rd East Street Urbanizacion Obarrio P.O. Box 7284, Panama 5 Republic of Panama	4,462,500	9.9%
shares of common stock	Ulex Holdings S.A. Salduba Building, Third Floor 53rd East Street Urbanizacion Obarrio P.O. Box 7284, Panama 5 Republic of Panama	3,825,000	8.5%
shares of common stock	Susan Jeffs Third Floor 346 Kensington High Street London, United Kingdom W14 8NS	3,346,275	7.5%
shares of common stock	Silver Road Corporation Salduba Building, Third Floor 53rd East Street Urbanizacion Obarrio P.O. Box 7284, Panama 5 Republic of Panama	3,187,500	7.1%

[1] Based on 44,831,250 common stock issued and outstanding as of October 25, 2006.

(b)	Security Ownership of Management

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class [1]
shares of common stock	Robert E. Rook 960 Vereda del Valle El Paso, Texas 79932	1,319,155	2.9%
shares of common stock	Munjit Johal 3388 Via Lido, 4th Floor Newport Beach, California 92663	1,000,000	2.2%
shares of common stock	Ralph Biggar 308 - 1880 Kent Street Vancouver, British Columbia V5P 2S7 Canada	0	0%
shares of common stock	Directors and Executive Officers (as a group)	2,319,155	5.1%

[1] Based on 44,831,250 shares of common stock issued and outstanding as of October 25, 2006.

(c)	Changes in Control

Tora is not aware of any arrangement that may result in a change in control of Tora.

Form 8-K/A #1	Tora Technologies Inc.	Page 16

Item 5.	Directors and Executive Officers, Promoters and Control Persons

(a)	Identify Directors and Executive Officers

Each director of Tora and its subsidiaries holds office until (i) the next annual meeting of the stockholders, (ii) his successor has been elected and qualified, or (iii) the director resigns.

Tora’s and its subsidiaries’ management teams are listed below.

Management Teams
Name of Directors and Officers	Tora Technologies Inc.	Makeup Incorporated	Online Makeup Inc.
Robert E. Rook	CEO and President	Director CEO and President	n/a
Munjit Johal	Director CFO, Treasurer, and Corporate Secretary	Director CFO and Treasurer and Corporate Secretary	Director President Corporate Secretary
Ralph Biggar	Director	n/a	n/a

Robert E. Rook - Chief Executive Officer and President - Mr. Rook (55 years old) was appointed the Chief Executive Officer and President of Tora on October 20, 2006. Since 1998, Mr. Rook has been a financial consultant in west Texas and southern California. Prior to that Mr. Rook was the Executive Vice President and Senior Lender of Norwest Bank in El Paso, Texas from 1980 to 1997. Mr. Rook has also owned and operated several companies during his career. Mr. Rook has a Bachelor‘s degree in Finance from West Texas A & M University.

Munjit Johal - Director, Chief Financial Officer, Treasurer, and Corporate Secretary - Mr. Johal (51) was appointed a director and the Chief Financial Officer of Tora on October 20, 2006. Mr. Johal has broad experience in accounting, finance and management in the public sector. Since September 2002, Mr. Johal is currently serving as the Chief Financial Officer of Secured Diversified Investment, Ltd. Mr. Johal held the same position with other reporting companies, and as the Chief Financial Officer for these companies, Mr. Johal was primarily responsible for overseeing the financial affairs of these entities and ensuring their financial statements were accurate and complete and complied with all applicable reporting requirements. From 1990 to 1995, Mr. Johal served as the Executive Vice President for Pacific Heritage Bank in Torrance, California. Mr. Johal earned his MBA degree from the University of San Francisco in 1980. He received his BS degree in History from the University of California, Los Angeles in 1978.

Ralph Biggar - Director - Mr. Biggar (41) has been a director of Tora since July 2003 and was the CEO and President from July 2003 to October 2006. Mr. Biggar was a stockbroker from 1990 to March 2000 for Georgia Pacific Securities in Vancouver, Canada. In June 2000, Mr. Biggar founded Canwood Capital Corp. which specialized in assisting high net worth individuals to look for investment opportunities in venture companies. Mr. Biggar resigned as director and officer of Canwood Capital on September 20, 2004 in order to focus entirely on Tora’s business. Mr. Biggar still retains 100% ownership of Canwood Capital. However, Canwood Capital currently has no directors or officers and is no longer carrying on business.

(b)	Identify Significant Employees

Tora currently does not have any significant employees.

(c)	Family Relationships

There are no family relationships among the directors, executive officers or persons nominated or chosen by Tora to become directors or executive officers.

(d)	Involvement in Certain Legal Proceedings

Form 8-K/A #1	Tora Technologies Inc.	Page 17

(1)
No bankruptcy petition has been filed by or against any business of which any director was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

(2)	No director has been convicted in a criminal proceeding and is not subject to a pending criminal proceeding (excluding traffic violations and other minor offences).

(3)
No director has been subject to any order, judgement, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

(4)
No director has been found by a court of competent jurisdiction (in a civil action), the Securities Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated.

(e)	Audit Committee Financial Expert

Munjit Johal has the necessary attributes to be considered an audit committee financial expert and is a member of the audit committee. However, Mr. Johal is not independent as Mr. Johal is also a director and the CFO of Tora.

(f)	Identification of Audit Committee

Tora does not have a separately-designated standing audit committee. Rather, Tora’s entire board of directors perform the required functions of an audit committee. Currently, Ralph Biggar and Munjit Johal are the only members of Tora’s audit committee. None of the directors meet the independent requirements for an audit committee member. Tora’s audit committee is responsible for: (1) selection and oversight of Tora’s independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by Tora’s employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee. Tora has adopted an audit committee charter. See Exhibit 99.1 - Audit Committee Charter for more information.

(g)	Disclosure Committee and Charter

Tora has a disclosure committee and disclosure committee charter. Tora’s disclosure committee is comprised of all of its officers and directors. The purpose of the committee is to provide assistance to the chief executive officer and the chief financial officer in fulfilling their responsibilities regarding the identification and disclosure of material information about Tora and the accuracy, completeness and timeliness of Tora’s financial reports. See Exhibit 99.2 - Disclosure Committee Charter for more information.

(h)	Code of Ethics

Tora has adopted a code of ethics that applies to all its executive officers and employees, including its CEO and CFO. See Exhibit 14.1 - Code of Ethics for more information. Tora undertakes to provide any person with a copy of its code of ethics free of charge. Please contact Rene Daignault at (604) 648-0527 to request a copy of Tora’s code of ethics. Management believes Tora’s code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Item 6.	Executive Compensation

Tora paid no compensation to its named executive officers during its fiscal year ending December 31, 2005. Also, Makeup and Online did not pay any compensation to its named executive officers during the year ended December 31, 2005.

Form 8-K/A #1	Tora Technologies Inc.	Page 18

SUMMARY COMPENSATION TABLE

Long-term compensation
		Annual compensation			Awards	Payouts
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other annual compen-sation ($) (e)	Restricted stock awards ($) (f)	Securities underlying options/ SARs (#) (g)	LTIP Payouts ($) (h)	All other compen-sation ($) (i)
Robert E. Rook CEO and President Oct 2006 to present	2003 2004 2005	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a
Munjit Johal CFO and Director Oct 2006 to present	2003 2004 2005	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a
Ralph Biggar CEO, CFO, and President, July 2003 to Oct 2006 Director July 2003 to present	2003 2004 2005	nil nil nil	nil nil nil	nil nil nil	nil nil nil	nil nil nil	nil nil nil	nil nil nil
Scott Randall Vice-President and Director Oct 2004 to Oct 2006	2003 2004 2005	n/a nil nil	n/a nil nil	n/a nil nil	n/a nil nil	n/a nil nil	n/a nil nil	n/a nil nil

Since Tora’s inception, no stock options, stock appreciation rights, or long-term incentive plans have been granted, exercised or repriced.

Currently, there are no arrangements between Tora and any of its directors or between any of the subsidiaries and any of its directors whereby such directors are compensated for any services provided as directors.

There are no other employment agreements between Tora or the subsidiaries and any named executive officer, and there are no employment agreements or other compensating plans or arrangements with regard to any named executive officer which provide for specific compensation in the event of resignation, retirement, other termination of employment or from a change of control of Tora or from a change in a named executive officer’s responsibilities following a change in control.

Item 7.	Certain Relationships and Related Transactions

(a)	Relationships with Insiders

No member of management, executive officer or security holder has had any direct or indirect interest in any transaction to which Tora or either of its subsidiaries was a party to, with the exception of the following transactions.

Asset Purchase Agreement

On October 20, 2006, Tora entered into an Asset Purchase Agreement with Manhattan Assets Corp. for the purchase and sale of certain assets of Manhattan Assets Corp., including a 100% interest in Makeup Incorporated. See Item 1.01 above for more details along with Exhibit 10.4 - Asset Purchase Agreement and Exhibit 10.5 - Assignment of Debt Agreement.

Transfer Agreement

On October 13, 2006, Makeup entered into a Transfer Agreement with Manhattan Assets Corp. for the acquisition and transfer of the domain name www.makeup.com and all and related assets listed in the schedule attached to the Transfer Agreement. Makeup agreed to pay $333,333 for the domain name and related assets and Manhattan Assets Corp. agreed to accept a demand promissory note bearing interest at 8% per annum as payment for the domain name and related assets. See Exhibit 10.6 - Transfer Agreement for more details.

Form 8-K/A #1	Tora Technologies Inc.	Page 19

(b)	Transactions with Promoters

Tora’s directors and management are currently the only promoters of Tora. None of the directors have received anything of value from Tora or its subsidiaries nor are any of the directors entitled to receive anything of value from Tora or its subsidiaries for services provided as a promoter of Tora or its subsidiaries.

Item 8.	Description of Securities

As of October 25, 2006, there were 44,831,250 shares of common stock issued and outstanding, which were held by approximately 20 stockholders of record.

Tora’s authorized capital stock consists of 75,000,000 shares of common stock, with a par value of $0.001 per share. However, on October 18, 2006, the board of directors and holders of a majority of the shares of common stock approved an amendment to the Articles of Tora to increase of the authorized capital from 75,000,000 shares of common stock to 200,000,000 shares of common stock. The amendment will be effective some time in November 2006.

Holders of Tora’s common stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of Tora’s common stock that are present in person or represented by proxy. Holders of Tora’s common stock representing a majority of Tora’s capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of Tora’s stockholders. A vote by the holders of a majority of Tora’s outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to Tora’s Articles of Incorporation. Tora’s Articles of Incorporation do not provide for cumulative voting in the election of directors.

Holders of Tora’s common stock will be entitled to such dividends as may be declared from time to time by Tora’s board of directors from funds available therefore.

Upon liquidation, dissolution or winding up, the holders of shares of common stock will be entitled to receive pro rata all assets available for distribution to such holders.

If any merger or consolidation with or into another company in connection with which shares of common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of Tora’s common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash).

Holders of Tora’s common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to Tora’s common stock.

Change of Control

Certain provisions of Tora’s Articles of Incorporation, Bylaws and Nevada law could be used by Tora’s incumbent management to make it substantially more difficult for a third party to acquire control of Tora. These provisions include the following:

a.
the board of directors may fill casual vacancies occurring in the board and may appoint one or more additional directors between annual meetings of shareholders to hold office until the next annual meeting of shareholders.

These provisions may discourage certain types of transactions involving an actual or potential change in control. These provisions may also limit Tora’s shareholders’ ability to approve transactions that they may deem to be in their best interests and discourage transactions in which Tora’s shareholders might otherwise receive a premium for their shares over the then current market price.

Form 8-K/A #1	Tora Technologies Inc.	Page 20

Part II

Item 1.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

(a)	Market Information

Tora’s common stock has been quoted on the NASD OTC Bulletin Board since May 6, 2005 under the symbol “TORA”. The table below gives the high and low bid information for each fiscal quarter Tora’s common stock has been quoted. The bid information was obtained from the OTC Bulletin Board and reflects inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions, and have been adjusted for stock dividends or splits.

High & Low Bids
Period ended	High	Low	Source
24 October 2006	$0.70	$0.65	Pink Sheets LLC
30 September 2006	$1.09	$0.30	Pink Sheets LLC
30 June 2006	$1.10	$1.01	Pink Sheets LLC
31 March 2006	$2.15	$1.26	Pink Sheets LLC
31 December 2005	$2.40	$1.10	Pink Sheets LLC

(b)	Holders of Record

There are approximately 20 holders of record of Tora’s shares of common stock.

(c)	Dividends

Tora has declared no cash dividends on its common stock in fiscal 2005. Tora has no current plans to declare or pay any cash dividend on its common stock.

On January 31, 2006, the Board of Directors declared a stock dividend of 6.5 shares for every one share of common stock issued. The stock dividend was paid out on February 16, 2006.

(d)	Penny Stock Rules

Trading in Tora’s shares of common stock is subject to the “penny stock” rules. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends Tora’s shares of common stock to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in Tora’s shares of common stock, which could severely limit their market price and liquidity of Tora’s shares of common stock.

The “penny stock” rules also imposes additional sales practice requirements on broker/dealers who sell penny stock. These rules require a one page summary of certain essential items. The items include the risk of investing in penny stocks in both public offerings and secondary marketing; terms important in understanding of the function of the penny stock market, such as “bid” and “offer” quotes, a dealers “spread” and broker/dealer compensation; the broker/dealer compensation, the broker/dealers duties to its customers, including the disclosures required by any other penny stock disclosure rules; the customers rights and remedies in causes of fraud in penny stock transactions; and, the NASD’s toll free telephone number and the central number of the North American Administrators Association, for information on the disciplinary history of broker/dealers and their associated persons.

Form 8-K/A #1	Tora Technologies Inc.	Page 21

Item 2.	Legal Proceedings

Tora is not a party to any pending legal proceedings and, to the best of Tora’s knowledge, none of Tora’s assets are the subject of any pending legal proceedings.

Item 3.	Changes in and Disagreements with Accountants

Effective July 28, 2006, Tora’s board of directors approved a change in Tora’s independent auditors. None of the reports of Manning Elliott LLP on the financial statements of Tora for the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Although audited statements prepared by Manning Elliott LLP contained a going concern qualification, such financial statements did not contain any adjustments for uncertainties stated therein, nor have there been at any time, disagreements between Tora and Manning Elliott LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Tora retained the accounting firm of Mendoza Berger Company, L.L.P., to serve as its independent accountants to audit its financial statements beginning with the period ended June 30, 2006. This engagement became effective July 28, 2006. Prior to its engagement as Tora’s independent auditors, Mendoza Berger Company, L.L.P. had not been consulted by Tora either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on Tora’s financial statements or on any other matter that was the subject of any prior disagreement between Tora and its previous certifying accountants.

Item 4.	Recent Sale of Unregistered Securities.

There have been no sales of unregistered securities within the last three years that would be required to be disclosed pursuant to Item 701 of Regulation S-B, except for the following:

2003 and 2004 Sales

As of December 31, 2005, Tora sold 44,831,250 (5,977,500 pre-dividend) shares of unregistered securities. All of the 44,831,250 (5,977,500 pre-dividend) shares were acquired from Tora in private placements that were exempt from registration under Regulation S of the Securities Act of 1933. Additionally, there has been one share transfer from Ralph Biggar to Scott Randall.

The sale of unregistered securities includes the following:

1.	During October 2003, Tora sold 22,500,000 (3,000,000 pre-dividend) shares of common stock to 13 non-affiliate purchaser for proceeds of $3,000.
2.	During October 2003, Tora sold 825,000 (110,000 pre-dividend) shares of common stock to 2 non-affiliate purchasers for proceeds of $11,000.
3.
On October 20, 2003 Tora issued 1,875,000 (250,000 pre-dividend) shares of common stock to 1 non-affiliate purchaser valued at $0.10 per share under a service agreement entered into with LA Embroidery. See Exhibit 10.1 - Service Agreement for more details. The shares issued for non-cash consideration were valued based on the fair market value of the common stock on the measurement date for the transaction.

4.	During November 2003, Tora sold 525,000 (70,000 pre-dividend) shares of common stock to 7 non-affiliate purchasers for proceeds of $7,000.
5.
On September 20, 2004 Tora converted a debt of $9,500 owed to its sole director, Ralph Biggar, to equity at a price of $0.20 per share. This resulted in 356,250 (47,500 pre-dividend) shares of common stock being issued to Mr. Biggar.

6.
On October 11, 2004, Mr. Biggar transferred 1,875,000 (250,000 pre-dividend) shares of common stock held by him to Mr. Randall. Mr. Randall did not pay Mr. Biggar any compensation for these shares. Both Mr. Biggar and Mr. Randall are Canadian residents and retain only Canadian citizenship.

7.	During November 2004 Tora sold 1,875,000 (250,000 pre-dividend) shares of common stock to 10 non-affiliate purchasers for proceeds of $50,000.

Form 8-K/A #1	Tora Technologies Inc.	Page 22

With respect to all of the above offerings, Tora completed the offerings of the common stock pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the common stock was completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. Tora did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each purchaser represented to Tora that the purchaser was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between Tora and the purchaser included statements that the securities had not been registered pursuant to the Securities Act of 1933 and that the securities may not be offered or sold in the United States unless the securities are registered under the Securities Act of 1933 or pursuant to an exemption from the Securities Act of 1933. The purchaser agreed by execution of the subscription agreement for the common stock: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or pursuant to an exemption from registration under the Securities Act of 1933; (ii) that Tora is required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or pursuant to an exemption from registration under the Securities Act of 1933; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Securities Act of 1933. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Securities Act of 1933 and could not be resold without registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933.

Each purchaser was given adequate access to sufficient information about Tora to make an informed investment decision. None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved. No registration rights were granted to any of the purchasers.

Stock dividend - February 2006

On January 31, 2006, the board of directors of Tora declared a stock dividend on its outstanding shares of common stock. For every share that a shareholder owned on February 14, 2006, that shareholder received an additional six and one half (6.5) shares on February 16, 2006. On February 17, 2006, the stock dividend was ex-dividend and Tora’s trading price was adjusted accordingly. The stock dividend resulted in an increase of the Tora’s issued and outstanding share capital from 5,977,500 shares of common stock to 44,831,250 shares of common stock.

There are no outstanding options or warrants to purchase, or securities convertible into, shares of Tora’s common stock at this time.

Item 5.	Indemnification of Directors and Officers

Tora’s officers and directors are indemnified as provided by the Nevada Revised Statutes and its Bylaws. Under the governing Nevada statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless a company’s articles of incorporation specifically limit it. Tora’s Articles of Incorporation do not contain any limiting language regarding director immunity from liability, except for the following:

1.	for acts or omissions that involve intentional misconduct, fraud, or knowing violation of the law; or

2.	the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Tora’s Bylaws provide that Tora will indemnify its directors and officers to the fullest extent not prohibited by Nevada law. Tora’s Bylaws provide that Tora will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the company, or is or was serving at the request of the company as a director or executive officer of another company, or as its representative in a partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under Tora’s Bylaws or otherwise.

Tora’s Bylaws provide that the board of directors may cause Tora to purchase and maintain insurance on behalf of any person who is or was a director or officer, of the company, or is or was serving at the request of the company as a director or executive officer of another company, or as its representative in a partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not Tora would have the power to indemnify such person.

Form 8-K/A #1	Tora Technologies Inc.	Page 23

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling Tora pursuant to the foregoing provisions, or otherwise, Tora has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Part F/S

Reference is made to the filings by Tora on Forms 10-KSB and 10-QSB for Tora’s Financial Statements.

The financial statements of Makeup Incorporated begin on page F-1 below.

The pro forma financial information is filed as Exhibit 99.3 to this Form 8-K.

Part III

The exhibits are listed and described in Item 9.01 to this Form 8-K.

Form 8-K/A #1	Tora Technologies Inc.	Page 24

Item 5.01.	Changes in Control of Registrant.

On October 20, 2006, there was a change in control in the voting shares of Tora. The basis of the change in control was a change in the controlling shareholder.

Manhattan Assets Corp. acquired a controlling interest by acquiring an aggregate 13,343,250 shares of common stock, which represents 29.8% of the issued and outstanding shares of common stock in the capital of Tora, for the purchase price of $0.0001 per share. Manhattan Assets Corp. used its working capital for payment of the purchase price for the shares. The shares were acquired in two private transactions. One transaction was with Ralph Biggar, the former CEO and President of Tora and the former controlling shareholder, for 11,468,250 shares. The other private transaction was with Scott Randall, a former officer and director of Tora, for 1,875,000 shares.

Prior to the change of control, the following shareholders beneficially owned 5% or more of the issued and outstanding shares of common stock of Tora: Ralph Biggar owned 30.4% of the issued and outstanding shares of common stock, Fete Enterprises S.A. owns 9.9%, Susan Jeffs owns 7.5%, Ulex Holdings S.A. owns 8.5%, and Silver Road Corporation owns 7.1%. After the change of control, Ralph Biggar’s ownership was the only one to change and Mr. Biggar now owns no shares of common stock in the capital of the Tora.

Item 5.06.	Change in Shell Company Status.

As a result of the transaction described under Item 1.01 above, Tora is no longer a shell company.   See Item 1.01 for information relating to the Asset Purchase Agreement and Item 2.01 for a description of Tora’s business following completion of the transaction described under Item 1.01.

Item 7.01.	Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including all the exhibits listed in Item 9.01 below , is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in the exhibits listed in Item 9.01 below is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Financial Statements of Makeup Incorporated - See Page F-1 below.

●	Consolidated financial statements of Makeup Incorporated as of December 31, 2005 and 2004 (audited)

●	Consolidated financial statements of Makeup Incorporated as of June 30, 2005 and 2006 (unaudited)

(b)	Pro Forma Financial Information

See Exhibit 99.3.

●	Tora Technologies Inc. pro forma condensed consolidated balance sheet as of June 30, 2006 (unaudited)

●	Tora Technologies Inc. pro forma condensed consolidated statement of operations for the year ended December 31, 2005 (unaudited)

●	Tora Technologies Inc. pro forma condensed consolidated statement of operations for the six month period ended June 30, 2006 (unaudited)

Form 8-K/A #1	Tora Technologies Inc.	Page 25

(c)	See (a) and (b) of this Item 9.01.

(d)	Exhibits

Exhibit	Description	Status
10.4
Asset Purchase Agreement dated October 20, 2006 between Tora Technologies Inc. and Manhattan Assets Corp., filed as an Exhibit to Tora’s Form 8-K (Current Report) filed on October 23, 2006 and incorporated herein by reference.
Filed
10.5
Assignment of Debt Agreement dated October 20, 2006 among Tora Technologies Inc., Manhattan Assets Corp. and Makeup Incorporated, filed as an Exhibit to Tora’s Form 8-K (Current Report) filed on October 23, 2006 and incorporated herein by reference.
Filed
10.6	Transfer Agreement dated October 13, 2006 between Makeup Incorporated and Manhattan Assets Corp.	Included
14	Code of Ethics, filed as an Exhibit to Tora’s annual report on Form 10-KSB, filed on March 29, 2006, and incorporated herein by reference.	Filed
99.1	Audit Committee Charter, filed as an Exhibit to Tora’s annual report on Form 10-KSB, filed on March 29, 2006, and incorporated herein by reference.	Filed
99.2	Disclosure Committee Charter, filed as an Exhibit to Tora’s annual report on Form 10-KSB, filed on March 29, 2006, and incorporated herein by reference.	Filed
99.3	Pro Forma Financial Information	Included

Form 8-K/A #1	Tora Technologies Inc.	Page 27

MAKEUP INCORPORATED
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED
DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Makeup Incorporated and Subsidiary

We have audited the accompanying consolidated balance sheets of Makeup Incorporated and its subsidiary, as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders’ deficit and comprehensive loss, and cash flows for the year ended December 31, 2005 and for the period from inception (February 12, 2004) through December 31, 2004. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances; but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Makeup Incorporated and its subsidiary as of December 31, 2005 and 2004 and the results of its consolidated operations and its cash flows for the year ended December 31, 2005 and for the period from inception (February 12, 2004) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 3, the Company has incurred recurring operating losses and has an accumulated deficit. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

Mendoza Berger & Company, LLP

Irvine, California
October 17, 2006

MAKEUP INCORPORATED
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

ASSETS

	2005	2004
Current assets:
Cash	$7,152	$55,320
Accounts receivable	2,961	4,809
Inventory	184,878	26,438
Prepaid expenses and deposits	109,830	27,876
Due from affiliate	155,691	43,099

Total current assets	460,512	157,542

Fixed assets, net of $19,645 and $1,752 accumulated depreciation	44,432	30,666

Total assets	$504,944	$188,208

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$76,954	$16,284
Advances payable	640,000	335,000
Due to related parties	822,361	139,341
Deferred revenue	727	---

Total current liabilities	1,540,042	490,625

Commitment and contingency	---	---
Stockholders’ deficit:
Common stock $0.001 par value, 200,000,000 authorized; 1,000 issued and outstanding at December 31, 2005 and 2004	1	1
Accumulated deficit	(1,022,873)	(298,357)
Accumulated other comprehensive loss	(12,226)	(4,061)

Total stockholders’ deficit	(1,035,098)	(302,417)

Total liabilities and stockholders’ deficit	$504,944	$188,208

The accompanying notes are an integral part of these consolidated financial statements

MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

	Year Ended December 31,2005	From Inception (February 12, 2004) through December 31, 2004

Sales	$79,998	$	---

Cost of goods sold	50,106		---

Gross profit	29,892		---

Operating expenses:
General and administrative	754,408		298,357

Net loss	$(724,516)		$(298,357)

Net loss per share - basic and diluted	$(725)		$(298)

Weighted average number of shares outstanding - basic and diluted	1,000		1,000

The accompanying notes are an integral part of these consolidated financial statements

MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT AND COMPREHENSIVE LOSS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

	Common Stock
	Number of Shares	Amount	Accumulated Deficit		Accumulated Other Comprehensive Loss		Total

Balance at inception (February 12, 2004)	1,000	$1	$	---	$	---	$1

Net loss	---	---		(298,357)		---	(298,357)

Foreign currency exchange	---	---		---		(4,061)	(4,061)

Comprehensive loss	---	---		---		---	(302,418)

Balance at December 31, 2004	1,000	1		(298,357)		(4,061)	(302,417)

Net loss	---	---		(724,516)		---	(724,516)

Foreign currency exchange	---	---		---		(8,165)	(8,165)

Comprehensive loss	---	---		---		---	(732,681)

Balance at December 31, 2005	1,000	$1		$(1,022,873)		$(12,226)	$(1,035,098)

The accompanying notes are an integral part of these consolidated financial statements

MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

	Year Ended December 31, 2005	From Inception (February 12, 2004) through December 31, 2004

Cash flows from operating activities:
Net loss	$(724,516)	$(298,357)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	17,893	1,752
Changes in operating assets and liabilities:
Accounts receivable	1,848	(4,808)
Inventory	(158,440)	(26,438)
Prepaid expenses and deposits	(81,954)	(27,876)
Due from affiliate	(112,592)	(43,099)
Accounts payable and accrued liabilities	60,670	16,284
Due to related parties	683,020	139,341
Deferred revenue	727	---

Net cash used in operating activities	(313,344)	(243,201)

Cash flows from investment activities:
Acquisition of fixed assets	(31,659)	(32,418)

Net cash used in investment activities	(31,659)	(32,418)

Cash flows from financing activities:
Advances payable	305,000	335,000

Net cash provided by financing activities	305,000	335,000

Effects of foreign currency exchange	(8,165)	(4,061)

Net (decrease) increase in cash	(48,168)	55,320

Cash, beginning of period	55,320	---

Cash, end of year	$7,152	$55,320

The accompanying notes are an integral part of these consolidated financial statements

MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

	Year Ended December 31, 2005		From Inception (February 12, 2004) through December 31, 2004
Supplemental disclosure of non-cash investing and financing activities:
Cash paid during the period:
Income taxes	$	---	$	---

Interest paid	$	---	$	---

The accompanying notes are an integral part of these consolidated financial statements

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Makeup Incorporated (“Makeup”) was incorporated on February 12, 2004 in the state of Nevada for the purpose of selling beauty products such as makeup and perfume on the Makeup.com website to customers residing in the United States. The domain name Makeup.com and Makeup Incorporated are both owned by Manhattan Assets Corp., a Nevada company. On September 17, 2004, Online Makeup Inc. (“Online”) was incorporated under the laws of the Province of British Columbia in Canada as a wholly owned subsidiary of Makeup. Online is in the warehousing business and manages Makeup’s inventory which includes the receiving of inventory and fulfillment and shipping of Makeup’s orders. In these notes, the terms “Company”, “we”, “us” or “our” mean Makeup Incorporated and its subsidiary, Online, included in the consolidated financial statements.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States.

These consolidated financial statements include the financial statements of the Company and its wholly owned subsidiary. We have eliminated from our financial results all significant intercompany balances and transactions.

Foreign Currency Translation

The functional currency for Makeup’s foreign subsidiary is the Canadian Dollar. Makeup translates assets and liabilities to US dollars using period-end exchange rates and translates revenues and expenses using average exchange rates during the period. Exchange gains and losses arising from translation of foreign entity financial statements are included as a component of other comprehensive loss.

Transactions denominated in currencies other than the functional currency of the legal entity are re-measured to the functional currency of the legal entity at the period-end exchange rates. Any associated transactional currency re-measurement gains and losses are recognized in current operations.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company’s financial statements are based on a number of estimates, including accruals for estimated accounting, auditing and legal expenses and an estimate for product returns.

Cash and Cash Equivalents

Makeup considers all highly liquid instruments with an original maturity or remaining maturity at the date of purchase of three months or less to be cash equivalents.

Financial Instruments

Foreign Exchange Risk

The Company is subject to foreign exchange risk for sales and purchases denominated in foreign currencies. Foreign currency risk arises from the fluctuation of foreign exchange rates and the degree of volatility of these rates relative to the United States dollar. The Company does not believe that it has any material risk to its foreign currency exchange.

Fair Value of Financial Instruments

The Company’s financial instruments, include cash, accounts receivable, accounts payable and accrued liabilities, advances payable and deferred revenues. The fair value of these financial instruments approximate their carrying values due to their short maturities. Amounts due from and to related parties approximate their fair value due to the related party nature of the receivable and debt.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Financial Instruments (Continued)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable.

The Company places its cash with various high quality financial institutions and, by policy, limits the amount of credit exposure with any one financial institution. As part of its cash management process, the Company performs periodic evaluations of the relative credit standing of these financial institutions.

Receivables arising from sales to customers are generally not significant individually and are not collateralized. Management continually monitors the financial condition of its customers to reduce the risk of loss. None of the Company’s end-user customers account for more than 10% of net revenues. Substantially, all customers remit payment for their purchases through credit cards. At December 31, 2005, the Company had $101 in trade accounts receivable from a major credit card company.

Inventories

Inventories are stated at the lower of cost or market under the first-in, first-out method.

Prepaid Expenses and Deposits

Prepaid Marketing

Makeup recognizes up front advance payments for marketing fees in prepaid expenses. Prepaid marketing expenses consist of amounts paid to strategic marketing partners for future marketing services. These prepayments are expensed as marketing services are utilized, based on the fair values of the services received. The recoverability of these fees is subject to regular review by management.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Prepaid Expenses and Deposits (Continued)

Deposit

Makeup was required to post a deposit with their online credit card payment processor to cover any fraudulent or refundable transaction to a maximum deposit of $70,000. At December 31, 2005, $69,112 of this amount had been paid. This deposit is not refundable until the Company ceases to use the services of this payment processor.

Advertising Costs

Advertising costs are expenses as incurred. At December 31, 2005 and 2004 advertising costs were approximately $84,000 and $0, respectively.

Fixed Assets

Fixed assets consist of computer hardware, computer software, leasehold improvements, furniture and equipment and are stated at cost and depreciated or amortized net of salvage value using the straight-line method over the estimated useful lives of the assets, or lease term if shorter.

Capitalized Software Development Costs

The Company complies with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) No. 98-1, “Accounting for Cost of Computer Software Developed or Obtained for Internal Use” (“SOP 98-1”), and Emerging Issues Task Force (“EITF”) Issue 00-2, “Accounting for Website Development Costs”. In accordance with SOP 98-1, software development costs incurred as part of an approved project plan that result in additional functionality to internal use software are capitalized and amortized on a straight-line basis over the estimated useful life of the software, which is one to five years.

Revenue Recognition

The Company recognizes revenue from the sale of beauty products when title passes and collectibility is reasonably assured. The Company has inventory risk, therefore it does not act as an agent and recognizes revenues on a “gross” basis, in accordance with EITF 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”).

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Loss

Comprehensive loss reflects changes in equity that results from transactions and economic events from non-owner sources. The Company had ($8,165) and ($4,061) in other comprehensive loss for the periods ended December 31, 2005 and 2004, respectively, from its foreign currency translation. As a result, total comprehensive loss for the periods ended December 31, 2005 and 2004 were ($732,681) and ($302,418), respectively.

Income Taxes

Income tax expense is based on pre-tax financial accounting income. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carryforwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Basic and Diluted Net (Loss) Per Common Share (“EPS”)

Basic net (loss) per share is computed by dividing the net (loss) attributable to the common stockholders by the weighted average number of common shares outstanding during the reporting period. Diluted net income per common share includes the potential dilution that could occur upon exercise of the options and warrants to acquire common stock computed using the treasury stock method which assumes that the increase in the number of shares is reduced by the number of shares which could have been repurchased by the Company with the proceeds from the exercise of the options and warrants (which were assumed to have been made at the average market price of the common shares during the reporting period).

Potential common shares are excluded from the diluted loss per share computation in net loss periods as their inclusion would have been anti-dilutive.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), “Share-Based Payment” (“SFAS 123(R)”), which is a revision of SFAS No. 123, “Accounting for Stock-Based Compensation”. SFAS 123(R) is effective for public companies for the first fiscal year beginning after June 15, 2005, supersedes Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and amends SFAS 95, “Statement of Cash Flows”. SFAS 123(R) eliminates the option to use APB 25’s intrinsic value method of accounting and requires recording expense for stock compensation based on a fair value based method.

On July 1, 2005, the Company adopted the “modified prospective method” which requires the Company to recognize compensation costs, for all share-based payments granted, modified or settled, in financial statements issued subsequent to July 1, 2005, as well as for any awards that were granted prior to the adoption date for which the required service has not yet been performed. The adoption of SFAS 123(R) did not have a material effect on the Company’s financial condition or results of operations because since inception the Company has not entered into any share-based transactions.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153 (“SFAS 153”), “Exchanges of Nonmonetary Assets”, which changes the guidance in APB 29, “Accounting for Nonmonetary Transactions”. This statement amends APB 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this SFAS 153 are to be applied prospectively and are effective for fiscal years beginning after June 15, 2005. The Company does not expect adoption of SFAS 153 to have a material impact on its financial condition or results of operations.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

In May 2005, the FASB issued SFAS No. 154 (“SFAS 154”), “Accounting Changes and Error Corrections”. This statement, which replaces APB Opinion No. 20, “Accounting Changes”, and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements”, requires that a voluntary change in accounting principle be applied retrospectively to all prior period financial statements presented, unless it is impracticable to do so. SFAS 154 also provides that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for as a change in estimate effected by a change in accounting principle, and also provides that correction of errors in previously issued financial statements should be termed a “restatement”. SFAS 154 is effective for fiscal years beginning after December 15, 2005. The Company does not expect adoption of SFAS 154 to have a material impact on its financial condition or results of operations.

In February 2006, the FASB issued SFAS No. 155 “Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140”. This Statement amends FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This statement is effective for all financial instruments acquired or issued after the beginning of an entities first fiscal year that begins after September 15, 2006. Adoption of SFAS No 155 is not expected to have a material effect on the Company’s results of operations, financial condition or cash flows.

In March 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 156, “Accounting for Servicing of Financial Assets - an amendment of FASB Statement No. 140”. SFAS No. 156 amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities,” with respect to accounting for separately recognized servicing assets and servicing liabilities. SFAS No. 156 is effective for fiscal years that begin after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. The Company does not have any servicing assets or servicing liabilities and, accordingly, the adoption of SFAS No. 156 is not expected to have a material effect on the Company’s results of our operations, financial condition or cash flows.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

3.	GOING CONCERN

From the date of inception, February 12, 2004 until June 2005, the Company was developing the Makeup.com website, sourcing beauty products and setting up their warehouse and corporate operations. During the first quarter of 2005, the Company commenced selling beauty products on the website and they were focusing on increasing their product lines and sales. As such, the Company has accumulated a deficit of approximately $1,000,000 to date and will require additional financing to support their operations until such time as they achieve positive cash flows from operations. These factors raise substantial doubt about Makeup’s ability to continue as a going concern. The Company’s ability to achieve and maintain profitability and positive cash flow is dependent upon increasing their sales, increasing their product lines, globally expand their sales market and controlling operating costs. Based upon current plans, the Company expects to incur operating losses in future periods which the Company plans to mitigate through additional debt or equity financing. There is no assurance that the Company will be able to generate revenues or raise additional funds in the future. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

4.	BALANCE SHEET DETAIL

	2005	2004
Inventories:
Goods for resale	$184,128		$14,154
Goods in transit	750		12,284

	$184,878		$26,438
Prepaid expenses and deposits:
Prepaid deposit - Global Payments	$69,112	$	---
Other prepaid deposits	34,715		27,876
Prepaid marketing	5,000		---
Other prepaid expenses	1,003		---

	$109,830		$27,876

Fixed assets and estimated useful lives:
Computer equipment and software, 1 to 5 years	$57,253		$32,418
Equipment, 5 years	5,020		---
Leasehold improvements, 10 years	1,804		---

Book value	64,077		32,418
Less: accumulated depreciation	(19,645)		(1,752)

	$44,432		$30,666

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

5.	ADVANCES PAYABLE

At December 31, 2005 and 2004, the Company had advances payable totaling $640,000 and $335,000, respectively from third parties. These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

6.	RELATED PARTY TRANSACTIONS

Due From Affiliate

At December 31, 2005 and 2004, the Company had $155,691 and $43,099, respectively, in advances receivable from its parent company, Manhattan Assets Corp. These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

Due To Related Parties

During the year ended December 31, 2005 and the period from inception (February 12, 2004) to December 31, 2004, the Company accrued or paid consulting fees of $124,229 and $11,955, respectively, to a company owned by a common director. At December 31, 2005 and 2004, $10,751 and $5,511 of these fees remained payable to this related company, respectively.

During the year ended December 31, 2005 and the period from inception (February 12, 2004) to December 31, 2004, the Company accrued or paid administrative fees of $22,169 and $87,262 and consulting fees of $62,928 and $127,161 to a company sharing a common director, respectively. At December 31, 2005 and 2004, $0 and $33,739 of these fees remained payable to this related company, respectively.

During the year ended December 31, 2005 and the period from inception (February 12, 2004) to December 31, 2004, the Company accrued or paid administrative fees of $94,349 and $40,337 to a company owned by a common director, respectively. At December 31, 2005 and 2004, $54,008 and $0 of these fees remained payable to this related company, respectively.

At December 31, 2005 and 2004, the Company was indebted to a company owned by a common director in the amount of $100,000. This debt is non-interest bearing, has no fixed terms of repayment and is unsecured.

At December 31, 2005, the Company was indebted to a director in the amount of $656,398. This debt is non-interest bearing, has no fixed terms of repayment and is unsecured.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

7.	COMMON STOCK

On February 12, 2004, the Company issued 1,000 common shares at $0.001 per share or $1 to its parent Manhattan Assets Corp.

On September 13, 2004, the Company’s authorized share capital increased from 1,000,000 common shares to 200,000,000 common shares with a par value of $0.001. No preferred shares have been authorized.

On July 23, 2004, the Company approved an offering under Regulation D of the United States Securities Act of 1933 for up to 2,000,000 unregistered and restricted units at a purchase price of $1 per restricted unit. Each unit consists of one restricted common share in the capital of the Company and one half of a restricted share purchase warrant. Each full restricted warrant enables the holder to purchase one additional restricted common share at a price of $2.50 per restricted warrant for a term of two years from closing. At December 31, 2005, no units had been issued under this offering.

At December 31, 2005 and 2004, the Company did not have any outstanding stock options or share purchase warrants.

8.	INCOME TAXES

Income tax expense has not been recognized for the years ended December 31, 2005 and 2004 and no taxes were payable at December 31, 2005 or 2004, because the Company has incurred losses since its inception. The Company’s subsidiary is subject to federal and provincial taxes in Canada and the Company is subject to United States federal taxes.

The components of the Company’s net losses are as follows at December 31:

	2005	2004

United States of America	$(583,874)	$(292,280)
Canada	(140,642)	(6,077)

	$(724,516)	$(298,357)

As of December 31, 2005 and 2004, the Company had the following deferred tax assets that primarily relate to net operating losses. An 100% valuation allowance has been established, as management believes it is more likely than not that the deferred tax assets will not be realized.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

8.	INCOME TAXES (Continued)

	2005		2004

Federal loss carryforwards		$264,489	87,790
Foreign loss carryforwards		58,688	2,431

		323,177	90,221
Less: valuation allowance		(323,177)	(90,221)

	$	---	---

The Company’s valuation allowance increased during 2005 and 2004 by $232,956 and $90,221, respectively.

The Company had the following net operating loss carryforwards (“NOL’s”) at December 31:

	2005	2004

United States of America	$881,630	292,633
Canada	146,719	6,077

	$1,028,349	298,710

The federal NOL’s expire through December 31, 2025 and the Canadian NOL’s expire through December 31, 2012.

9.	SEGMENT INFORMATION

Makeup operates in a single business segment, the sale of beauty products in the United States.

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

10.	COMMITMENT

Lease Commitment

The Company leases its operating facility under a non-cancelable operating lease which expires in December 31, 2009. Rent expense under this operating lease included in continuing operations was $51,716 and $0 for the years ended December 31, 2005 and 2004, respectively.

At December 31, 2005, the minimum future lease payments under non-cancelable operating leases are as follows:

For the Years Ended December 31	Amount

2006	$38,093
2007	41,557
2008	42,990
2009	42,990

$165,630

11.	SUBSEQUENT EVENT

On October 13, 2006, the Company issued a promissory note to its parent corporation (Manhattan Assets Corp.) in the amount of $333,333, in exchange for the domain name Makeup.com.  The fair value of the domain name was determined to be $300,000 based on three independent appraisals.  The $33,333 difference is being treated as an impairment of an intangible and will be included in operating expenses.

MAKEUP INCORPORATED
CONSOLIDATED FINANCIAL STATEMENTS
AS AT JUNE 30, 2006 AND DECEMBER 31, 2005 AND
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

MAKEUP INCORPORATED
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2006 AND DECEMBER 31, 2005

UNAUDITED

ASSETS

	June 30, 2006	December 31, 2005
Current assets:
Cash	$24,269	$7,152
Accounts receivable, net of $200 and $0 allowance for doubtful accounts	5,954	2,961
Inventory	200,644	184,878
Prepaid expenses and deposits	122,429	109,830
Due from affiliate	217,654	155,691

Total current assets	570,950	460,512

Fixed assets, net of $28,120 and $19,645 accumulated depreciation	39,357	44,432

Total assets	$610,307	$504,944

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$100,871	$76,954
Advances payable	807,917	640,000
Due to related parties	1,181,624	822,361
Deferred revenue	146	727

Total current liabilities	2,090,558	1,540,042

Commitment and contingency	-	-

Stockholders’ deficit:
Common stock $0.001 par value, 200,000,000 authorized; 1,000 issued and outstanding at June 30, 2006 and December 31, 2005	1	1
Accumulated deficit	(1,472,124)	(1,022,873)
Accumulated other comprehensive loss	(8,128)	(12,226)

Total stockholders’ deficit	(1,480,251)	(1,035,098)

Total liabilities and stockholders’ deficit	$610,307	$504,944

The accompanying notes are an integral part of these consolidated financial statements

1

MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTH PERIODS
ENDED JUNE 30, 2006 AND 2005

UNAUDITED

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenues:
Sales	$46,752	$9,350	$106,222	$12,047
Cost of goods sold	36,492	6,500	81,133	8,631

Gross profit	10,260	2,850	25,089	3,416

Operating expenses:
General and administrative	251,221	188,279	474,340	346,274

Net loss	$(240,961)	$(185,429)	$(449,251)	(342,858)

Net loss per share - basic and diluted	$(241)	$(185)	$(449)	(343)

Weighted average number of shares outstanding - basic and diluted	1,000	1,000	1,000	1,000

The accompanying notes are an integral part of these consolidated financial statements

2

MAKEUP INCORPORATED
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIT AND COMPREHENSIVE LOSS
FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

	Common Stock
	Number of Shares	Amount	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total

Balance at inception (February 12, 2004)	1,000	$1	$-	$-	$1

Net loss for the year	-	-	(298,357)	-	(298,357)
Foreign currency exchange	-	-	-	(4,061)	(4,061)
Comprehensive loss	-	-	-	-	(302,418)

Balance at December 31, 2004	1,000	$1	$(298,357)	$(4,061)	$(302,417)

Net loss for the six month period ended June 30, 2005	-	-	(342,858)	-	(342,858)
Foreign currency exchange	-	-	-	(4,709)	(4,709)
Comprehensive loss	-	-	-	-	(347,567)

Balance at June 30, 2005	1,000	$1	$(641,215)	$(8,770)	$(649,984)

Net loss for the six month period ended December 31, 2005	-	-	(381,658)	-	(381,658)
Foreign currency exchange	-	-	-	(3,456)	(3,456)
Comprehensive loss	-	-	-	-	(385,114)

Balance at December 31, 2005	1,000	$1	$(1,022,873)	$(12,226)	$(1,035,098)

Net loss for the six month period ended June 30, 2006	-	-	(449,251)	-	(449,251)
Foreign currency exchange	-	-	-	4,098	4,098
Comprehensive loss	-	-	-	-	(445,153)

Balance, June 30, 2006	1,000	$1	$(1,472,124)	$(8,128)	$(1,480,251)

The accompanying notes are an integral part of these consolidated financial statements
3

MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

	Six Months Ended June 30,
	2006	2005
Cash flows from operating activities:
Net loss	$(449,251)	$(342,858)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	8,423	9,159
Changes in operating assets and liabilities:
Accounts receivable	(2,993)	3,753
Inventory	(15,766)	(108,633)
Prepaid expenses and deposits	(12,599)	(30,390)
Due from affiliate	(61,963)	(112,477)
Accounts payable and accrued liabilities	23,917	16,690
Due to related parties	359,263	330,660
Deferred revenue	(581)	-

Net cash used in operating activities	(151,550)	(234,096)

Cash flows from investment activities:
Acquisition of fixed assets	(3,348)	(26,533)

Net cash used in investment activities	(3,348)	(26,533)

Cash flows from financing activities:
Advances payable	167,917	220,000

Net cash provided by financing activities	167,917	220,000

Effects of foreign currency exchange	4,098	(4,709)

Net increase (decrease) in cash	17,117	(45,338)

Cash, beginning of period	7,152	55,320

Cash, end of period	$24,269	$9,982

Supplemental disclosure of non-cash investing and financing activities:
Cash paid during the period:
Income taxes	$-	$-

Interest paid	$-	$-

The accompanying notes are an integral part of these consolidated financial statements
4

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

1.	ORGANIZATION, PRINCIPAL ACTIVITIES AND BASIS OF PRESENTATION

Organization

Makeup Incorporated (“Makeup”) was incorporated on February 12, 2004 in the state of Nevada for the purpose of selling beauty products such as makeup and perfume, on the Makeup.com website, to customers residing in the United States. The domain name Makeup.com and Makeup Incorporated are both owned by Manhattan Assets Corp., a Nevada corporation. On September 17, 2004, Online Makeup Inc. (“Online”) was incorporated under the laws of the Province of British Columbia in Canada as a wholly owned subsidiary of Makeup.

Principal Activities

Online is in the warehousing business and manages Makeup’s inventory which includes receiving inventory and fulfillment and shipping of Makeup’s orders. In these notes, the terms “Company”, “we”, “us” or “our” mean Makeup Incorporated and its subsidiary, Online.

Basis of Presentation

The unaudited consolidated financial statements included herein have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 8-KSB and Item 310(b) of Regulation S-B. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six month periods ended June 30, 2006 and 2005 are not necessarily indicative of the results that may be expected for any interim period or the entire year. For further information, these consolidated financial statements and the related notes should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2005 included in the Company’s report on Form 8-K/A.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States.

These consolidated financial statements include the financial statements of the Company and its wholly owned subsidiary. We have eliminated from our financial results all significant intercompany balances and transactions.

5

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Liquidity and Capital Resources

We have incurred losses and negative cash flows from operations since inception. For the six month period ended June 30, 2006, we incurred a net loss from operations of approximately $449,251 and negative cash flows from operations of approximately $150,000. Additional financing will be required to carry out our plans to expand our product lines, sell our beauty products world wide and until such time as the Company achieves positive cash flows from operations. Based upon current plans, the Company expects to incur operating losses in future periods, which the Company plans to mitigate through additional debt or equity financing. We believe we will be able to fund our operations for at least the next twelve months through private loans. Failure to generate sufficient revenues or raise sufficient working capital could adversely affect our ability to achieve our business objectives.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market.

Capitalized Software Development Costs

The Company complies with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) No. 98-1, “Accounting for Cost of Computer Software Developed or Obtained for Internal Use” (“SOP 98-1”), and Emerging Issues Task Force (“EITF”) Issue 00-2, “Accounting for Website Development Costs”. In accordance with SOP 98-1, software development costs incurred as part of an approved project plan that result in additional functionality to internal use software are capitalized and amortized on a straight-line basis over the estimated useful life of the software.

Revenue Recognition

The Company recognizes revenue from the sale of beauty products when title passes and collectibility is reasonably assured. The Company has inventory risk, therefore it does not act as an agent and recognizes revenues on a “gross” basis, in accordance with EITF 99-19 “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”).

3.	GOING CONCERN

From the date of inception, February 12, 2004 until June 2005, we were developing our Makeup.com website, sourcing beauty products and setting up our warehouse and corporate operations. During the first quarter of 2005 we commenced selling beauty products on our website and we have been focusing on increasing our product lines and sales. As such, we have accumulated a deficit of approximately $1.5 million to date and we will require additional financing to support our operations until such time as we achieve positive cash flows from operations. These factors raise substantial doubt about our ability to continue as a going concern. Our ability to achieve and maintain profitability and positive cash flow is dependent upon increasing our sales, increasing our product lines, globally expand our sales market and controlling operating costs. There is no assurance that the Company will be able to generate revenues or raise additional funds in the future. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

6

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

4.	BALANCE SHEET DETAIL

Inventories
	June 30, 2006	December 31, 2005
	Unaudited
Goods for resale	$195,778	$184,128
Goods in transit	4,866	750

	$200,644	$184,878

Prepaid expenses and deposits
	June 30, 2006	December 31, 2005
	Unaudited
Prepaid deposit - Global Payments	$70,000	$69,112
Other prepaid deposits	32,982	34,715
Prepaid marketing	11,479	5,000
Other prepaid expenses	7,968	1,003

	$122,429	$109,830

Fixed assets
	June 30, 2006	December 31, 2005
	Unaudited
Computer equipment and software	$57,253	$57,253
Equipment	8,420	5,020
Leasehold improvements	1,804	1,804

Book Value	67,477	64,077
Less: accumulated depreciation	(28,120)	(19,645)

	$39,357	$44,432

5.	ADVANCES PAYABLE

At June 30, 2006 and December 31, 2005 the Company had advances payable totaling $807,917 and $640,000. These advances are non interest bearing, have no fixed terms of repayment and are unsecured.

7

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

6.	RELATED PARTY TRANSACTIONS

Due From Affiliate

At June 30, 2006 and December 31, 2005, the Company had $217,654 and $155,691 in advances receivable from its parent company, Manhattan Assets Corp. These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

Due To Related Parties

During the six month periods ended June 30, 2006 and 2005, the Company accrued or paid consulting fees of $128,876 and $59,662 to a company owned by a common director. At June 30, 2006 and December 31, 2005, $27,842 and $10,751 of these fees remained payable to this related company, respectively.

During the six month periods ended June 30, 2006 and 2005, the Company accrued or paid administrative fees of $50,139 and $47,139 to a company owned by a common director, respectively. At June 30, 2006 and December 31, 2005, $32,516 and $54,008 of these fees remained payable to this related company, respectively.

During the six month periods ended June 30, 2006 and 2005, the Company had paid administrative fees of $0 and $16,840 and consulting fees of $0 and $62,048 to a company sharing a common director, respectively.

At June 30, 2006 and December 31, 2005, the Company was indebted to a company owned by a common director in the amount of $100,000. This debt is non-interest bearing, has no fixed terms of repayment and is unsecured.

At June 30, 2006 and December 31, 2005, the Company was indebted to a director in the amount of $1,013,695 and $656,398. This debt is non-interest bearing, has no fixed terms of repayment and is unsecured.

7.	COMMITMENT

Lease Commitment

The Company leases its operating facility under a non-cancelable operating lease which expires in December 31, 2009. Rent expense under this operating lease included in continuing operations was $22,071 and $8,421 for the six month periods ended June 30, 2006 and 2005, respectively.

At June 30, 2006, the minimum future lease payments under non-cancelable operating leases are as follows:

For the Years Ended June 30	Amount

2007	$41,557
2008	42,273
2009	42,990
2010	21,495

$148,315

8

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

8.	SUBSEQUENT EVENT

On October 13, 2006, the Company issued a promissory note to its parent corporation (Manhattan Assets Corp.) in the amount of $333,333, in exchange for the domain name Makeup.com.  The fair value of the domain name was determined to be $300,000 based on three independent appraisals.  The $33,333 difference is being treated as an impairment of an intangible and will be included in operating expenses.

9

Form 8-K/A #1	Tora Technologies Inc.	Page 28

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tora Technologies Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

TORA TECHNOLOGIES INC.

Dated: October 26, 2006	By:	/s/ Robert E. Rook
Robert E. Rook - CEO & President